                                                                  Exhibit 10.40f


                                   EXHIBIT F
                                   ---------

                       FORM OF INVESTOR RIGHTS AGREEMENT

                           INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT ("Agreement") is entered into as of March 10, 2000, by and among Anchor Pacific Underwriters, Inc., a Delaware corporation (the "Company") and Ward North America Holding, Inc. ("Holder").

     WHEREAS, the Company and Holder are parties to that certain Securities Purchase Agreement dated as of March 9, 2000 (the "Purchase Agreement"), pursuant to which Holder purchased from the Company convertible debentures (the "Debentures") and Series A Convertible Preferred Stock (the "Series A Preferred Stock") and entered into a Convertible Facility Loan (the "Facility Loan").

     WHEREAS, in connection with the Company's issuance of the Series A Preferred Stock and entering into the Facility Loan with Holder pursuant to the Purchase Agreement, the Company has agreed to enter into this Investor Rights Agreement as a condition to the Closing thereunder.

     NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions and releases contained herein, the Company and Holder hereby agree as follows:

1.   REGISTRATION RIGHTS

     Holder shall have the right to cause the Company to register its Registrable Securities in accordance with the following provisions:

     1.1  Demand Registration.
          -------------------

          (a) Upon the written request of Holder, the Company will use its best efforts to cause the prompt Registration under the Securities Act, subject to the provisions of this Section 1, of all Registrable Securities Holder has requested the Company to register, and in connection therewith, prepare and file on such appropriate form as the Company, in its reasonable discretion, shall determine, a Registration Statement under the Securities Act to effect such Registration; provided, however, that the Company shall not be required to
              --------  -------
effect such Registration unless the market value of the Registrable Securities to be sold in such Registration shall be estimated to be at least $1,000,000 at the time of filing such Registration Statement.

               With respect to any Registration Statement filed, or to be filed, pursuant to this Section 1.1(a), if the Company shall furnish to Holder a certified resolution of its Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing, merger, sale or assets, recapitalization or other similar corporate activity, or the unavailability for reasons beyond the Company's control of any required audited financial statements, or any other event or condition of similar significance to the Company) be materially disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a Registration Statement to be declared Effective, or to be filed and become Effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement terminated, or, in the event no Registration Statement has yet been filed, shall be entitled not to file any such Registration Statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to Holder); provided, however, that the
                                                     --------  -------
Company may not exercise such right more than one (1) time in any twelve (12) month period. Upon receipt of any such notice of a Disadvantageous Condition, Holder will forthwith discontinue use of the disclosure document contained in such Registration Statement and, if so directed by the Company, Holder shall deliver to the Company all copies, other than permanent file copies then in Holder's possession, of the disclosure document then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no Registration Statement has yet been filed, all drafts of the disclosure document covering such Registrable Securities. In the event that the Company shall give any notice of a Disadvantageous Condition, the Company shall at such time as it in good faith deems appropriate and in any event within 180 days of such notice file a new Registration Statement covering the Registrable Securities that were covered by such withdrawn Registration Statement, and such Registration Statement shall be maintained Effective for such time as may be necessary so that the period of effectiveness of such new Registration Statement, when aggregated with the period during which such initial Registration Statement was Effective, shall be such time as may be otherwise required by Section 1.1(c).

               Holder may, at any time prior to the Effective Date of the Registration Statement relating to such Registration, revoke such request by providing a written notice to the Company revoking such request; provided,
                                                                 --------
however, that the Company shall not be obligated to pay the Registration
-------
Expenses relating to such withdrawn Registration unless Holder agrees to have such withdrawn Registration deemed to be one of the Registrations with respect to which the Company bears Registration Expenses.

          (b)  Number of Registrations; Expenses.  The Company shall not be
               ---------------------------------
obligated to effect more than one (1) Effective Registration of Registrable Securities pursuant to a request from Holder under this Section 1.1 during the term of this Agreement. The Company shall pay all Registration Expenses in connection with such Registration which Holder is entitled to request pursuant to this Section 1.1. However, Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Holder's Registrable Securities pursuant to this Section 1.1. Notwithstanding any other provisions contained in this Section 1.1, the Company shall not be required to register any Registrable Securities in connection with a request for such Registration made in accordance with this Section 1.1 within 180 days following the effective date of any registration statement (other than a registration statement on Form S-8) filed by the Company.

          (c)  Effective Registration Statement.  A Registration required
               --------------------------------
pursuant to this Section 1.1 shall not be deemed to have been effected unless the Registration Statement relating thereto (i) has become Effective under the Securities Act, and (ii) has remained Effective for a period of at least 90 days (or such shorter period in which all Registrable Securities included in such Registration have actually been sold thereunder); provided, however, that if an
                                                  --------  -------
Effective Registration Statement requested pursuant to this Section 1.1 is discontinued in connection with a Disadvantageous Condition, such Registration Statement shall not be included as the Registration which may be requested pursuant to Section 1.1(b); provided further, that if after a Registration
                            -------- -------
Statement requested pursuant to this Section 1.1 becomes Effective such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company, such Registration shall not be the Registration which Holder is entitled to request pursuant to Section 1.1(b).

          (d)  Selection of Underwriters. If the requested Registration pursuant
               -------------------------
to this Section 1.1 is in the form of an underwritten offering, the Company shall have the right to select the investment banker and manager or co-managers that will administer the offering, subject to the reasonable approval of Holder.

          (e)  Priority in Requested Registrations.  If the requested
               -----------------------------------
Registration pursuant to this Section 1.1 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities requested to be included in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such Registration (i) first, Registrable Securities
                                              -----
proposed to be registered by Holder and (ii) second, securities that the Company
                                             ------
proposes to issue and sell for its own account and all other securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person; provided, however,
                                                          --------  -------
that if in any such underwritten offering the Company includes in such Registration Statement less than 80% of the Registrable Securities requested to be included therein by Holder, then such Registration Statement shall not be treated as the Registration which Holder is entitled to request pursuant to
Section 1.1(b).

     1.2  Incidental Registration.
          -----------------------

          (a) If the Company at any time proposes to register any of its equity securities under the Securities Act (other than a registration (i) relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (ii) in connection with an acquisition by the Company of another company, or (iii) pursuant to Section 1.1), it shall each such time, subject to the provisions of
Section 1.2(b), give prompt written notice to Holder of its intention to do so and of Holder's rights under this Section 1.2, at least 30 days prior to the anticipated filing date of the Registration Statement relating to such Registration. Such notice shall offer Holder the opportunity to include in such Registration Statement such number of Registrable Securities as Holder may request, subject to the provisions of this Section 1.2. Upon the written request of Holder made within 20 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by Holder and the intended method of disposition thereof), the Company will use its reasonable efforts to effect the Registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Holder; provided, that (x) if such Registration
                                 --------
involves an underwritten offering, Holder must sell its Registrable Securities to the underwriter(s) selected by the Company on the same terms and conditions as apply to the Company; and (y) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 1.2(a) and prior to the Effective Date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to register such securities for its own account or the account of others, the Company shall give written notice to Holder and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such Registration without prejudice, however, to rights of Holder under Section 1.1. If a Registration pursuant to this Section 1.2(a) involves an underwritten public offering, Holder may elect, in writing prior to the Effective Date of the Registration Statement filed in connection with such Registration, not to register such Registrable Securities in connection with such Registration. No Registration effected under this Section 1.2 shall relieve the Company of its obligations to effect Registrations upon request under Section 1.3. The Company shall pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Section 1.2. However, Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 1.2.

          (b)  Priority in Incidental Registrations.  If a Registration pursuant
              ------------------------------------
to this Section 1.2 involves an underwritten offering and the managing underwriter advises the Company that, in its good faith view, the number of equity securities (including all Registrable Securities) which the Company, Holder and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold, the Company will include in such Registration (i) first, securities
                                                           -----
that the Company proposes to issue and sell for its own account, (ii) second,
                                                                      ------
Registrable Securities proposed to be registered by Holder, and (iii) third, any
                                                                      -----
other securities proposed to be registered by other stockholders of the Company.

     1.3  Registrations on Form S-3.  In addition to the rights provided Holder
          -------------------------
in Sections 1.1 and 1.2, if the Registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of Holder, the Company will as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Securities as Holder shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 1.3 unless the market value of the Registrable Securities to be sold in any such Registration shall be estimated to be at least $1,000,000 at the time of filing such Registration Statement; and provided further that the Company shall not be required to effect more than one Registration during any twelve (12) month period. The Company shall pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Section 1.3. However, Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 1.3.

     1.4  Transfer of Registration Rights.  The rights of Holder contained in
          -------------------------------
Section 1 may be transferred to a transferee (other than a competitor of the Company); provided that (a) such transferee acquires at least fifty percent (50%) of Holder's Securities; provided, however, if Holder intends to transfer such rights to a partner or Affiliate, the restrictions regarding the amount of shares necessary to effectively transfer such rights will not apply; and (b) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

     1.5  Holdback Agreements.
          -------------------

          (a) If any Registration of Registrable Securities shall be in connection with an underwritten public offering, Holder agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144 or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven days prior to, and during the 180 day period which begins on the Effective Date of such Registration Statement (except as part of such Registration) provided that Holder has received written notice of such Registration at least two Business Days prior to the anticipated beginning of the seven day period referred to above. Notwithstanding the foregoing, the holdback period provided for by this Section 1.5 shall be applicable for no more than 180 days out of any 365 day period.

          (b) If any Registration of Registrable Securities shall be in connection with an underwritten public offering, (i) the Company and Holder agree not to effect any sale or distribution of any equity securities of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities by the Company in connection with any merger or consolidation by the Company or any Affiliate or the acquisition by the Company or an Affiliate of the Company of the capital stock or substantially all the assets of any other Person or in connection with an employee stock ownership or other benefit plan) during the seven days prior to, and during the 180 day period which begins on, the Effective Date of such Registration Statement (except as part of such Registration) and (ii) the Company agrees that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such Registration, if permitted).

     1.6  Registration Procedures.  In connection with any offering of
          -----------------------
Registrable Securities registered pursuant to this Section 1, the Company shall:

          (a) Prepare and file with the Commission as soon as reasonably practicable following receipt of a request for Registration, a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain Effective as provided herein, provided that
                                                             --------
before filing with the Commission a Registration Statement or disclosure document constituting part of a Registration Statement or any amendments or supplements thereto, the Company will (x) furnish to counsel selected by Holder copies of all such documents proposed to be filed for said counsel's review and comment and (y) notify Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and any disclosure document constituting part of such Registration Statement used in connection therewith as may be necessary to keep Effective such Registration Statement for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the 90 day period, if applicable, referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement.

          (c) Furnish to Holder and each underwriter, if any, of Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the disclosure document included in such Registration Statement (including each preliminary disclosure document), in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder.

          (d) Use its best efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as Holder, and each underwriter, if any, of Registrable Securities covered by such Registration Statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by Holder; provided that the
                                                             --------
Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 1.6(d), (y) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to but for this Section 1.6(d) or (z) consent to general service of process in any such jurisdiction.

          (e) Use its best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holder to consummate the disposition of such Registrable Securities.

          (f) Immediately notify Holder, at any time when a disclosure document relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the disclosure document included in such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and furnish to Holder a supplement or amendment to such disclosure document so that, as thereafter delivered to Holder, such disclosure document will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange (including Nasdaq National Market) or, if not available, or such other securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the Effective Date of such Registration Statement.

          (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Holder or the underwriters retained by Holder, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements.

          (i) Make available for inspection by Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its Affiliates' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement.

          (j) Use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such "cold comfort" letters as Holder reasonably requests.

          (k) Furnish, at the request of Holder, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a Registration, if such securities are being sold through underwriters, or on the Effective Date of the Registration Statement, (i) an opinion, dated such date, of the counsel representing the Company, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder, and (ii) to the extent permitted under the rules of the AICPA, a letter, dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder.

          (l) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to Holder, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the Effective Date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

          It shall be a condition precedent to the obligation of the Company to take any action with respect to Securities of Holder that Holder shall furnish to the Company such information regarding the Securities held by Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

          Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.6(f), Holder will forthwith discontinue disposition of Registrable Securities until Holder's receipt of the copies of the supplemented or amended disclosure document contemplated by Section 1.6(f), and, if so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in Holder's possession, of the disclosure document covering such Registrable Securities. In the event the Company shall give any such notice, the period mentioned in Section 1.6(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 1.6(f) to and including the date when Holder shall have received the copies of the supplemented or amended disclosure document contemplated by
Section 1.6(f).

     1.7  Indemnification.
          ---------------

          (a)  Indemnification by the Company.  In the event of any Registration
               ------------------------------
of any Securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, Holder, its respective directors and officers, general partners, limited partners and managing directors, each other person who participates as an underwriter in the offering or sale of such Securities and each other person, if any, who controls, is controlled by or is under common control with Holder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling persons, partners and managing directors of any of the foregoing), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the

Company's consent, which consent will not be unreasonably withheld) to which Holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the Effective Date thereof, in any Registration Statement under which such Securities were registered under the Securities Act, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to any action or inaction by the Company in connection with any such Registration. The Company shall reimburse Holder and each such director, officer, general partner, limited partner, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding. The Company shall not be liable under this Section 1.7 in any case to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary disclosure document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Holder in its capacity as a holder of Registrable Securities in the Company or any such director, officer, general or limited partner, managing director or underwriter specifically stating that it is for use in the preparation thereof; and that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other person, if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this Section with respect to any preliminary disclosure document or the final disclosure document or the final disclosure document as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final disclosure document or of the final disclosure document as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final disclosure document, as then amended or supplemented, had corrected any such misstatement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b)  Indemnification by Holder.  The Company may require, as a
               -------------------------
condition to including any Registrable Securities in any Registration Statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Company and its directors, officers, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of Holder specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary disclosure document or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or Holder, underwriters or any of their respective directors, officers, general or limited partners, managing directors or controlling persons and shall survive the transfer of such Securities by Holder, provided, however, that Holder shall not be liable in the
                      --------  -------
aggregate for any amounts exceeding the product derived from multiplying the sale price per Registrable Security times the number of Registrable Securities sold pursuant to such Registration Statement or disclosure document by such holder.

          (c)  Notices of Claims, etc.  Promptly after receipt by an indemnified
               ----------------------
party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action, provided
                                                                     --------
that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event each party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

          (d)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding subsections of this Section 1.7 (with appropriate modifications) shall be given by the Company and Holder with respect to any required Registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e)  Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, Holder and the underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, Holder and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing in the disclosure document bears to the offering price appearing therein and the Company and Holder are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within
--------  -------
the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. As between the Company and Holder, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (x) the relative benefits received by the Company, on the one hand, and Holder, on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and
(y) the relative fault of the Company, on the one hand, and Holder, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and Holder, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company in respect of the Registrable Securities plus the total net proceeds received by the Company from the offering of any securities included in such offering (before deducting expenses) bears to the amount by which the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by Holder with respect to such offering exceeds the purchase price paid by Holder to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth in the disclosure document. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Holder agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and Holder agree that any contribution required to be made by Holder pursuant to this Section 1.7(e) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by Holder with respect to such offering. For purposes of this Section, each Person, if any, who controls a holder of Registrable Securities or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Holder or underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     1.8  Rule 144.  At all times hereafter, the Company agrees that it will
          --------
file in a timely manner all reports required to be filed by it pursuant to the Exchange Act, and, if at any time the Company is not required to file such reports, it will make available to the public, to the extent required to permit the sale of shares by any holder of Registrable Securities pursuant to Rule 144 under the Securities Act, as such Rule may be amended from time to time, current information about itself and its activities as contemplated by Rule 144. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

2.   RIGHT OF FIRST REFUSAL

     2.1  Right of First Refusal.  If at any time the Company or any Subsidiary
          ----------------------
desires to issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any debt securities, shares of preferred stock or shares of Common Stock or any Common Stock Equivalents or capital stock of any Subsidiary in a privately-negotiated transaction pursuant to a bona fide offer from a third party or through its agent (the "Proposed Buyer"), the Company shall first submit a written offer (the "Offer") to sell such securities (the "Offered Securities") to Holder on terms and conditions, including price, not less favorable to Holder than those on which the Company proposes to sell such Offered Securities to the Proposed Buyer. Holder shall have the absolute right to purchase that number of the Offered Securities (its "Pro Rata Fraction") as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of shares of Fully Diluted Outstanding Common Stock then owned by Holder and the denominator of which shall be the aggregate number of shares of Fully Diluted Outstanding Common Stock.

     2.2  The Offer.  The Offer shall disclose the identity of the Proposed
          ---------
Buyer, the number and class of Offered Securities proposed to be sold, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that Holder may acquire, in accordance with the provisions of this Section 2, its Pro Rata Fraction of the Offered Securities for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

     2.3  Notice of Acceptance.  If Holder desires to purchase its Pro Rata
          --------------------
Fraction of the Offered Securities, Holder shall deliver a written notice of its election to purchase such shares to the Company, which notice shall state the number of Offered Securities Holder desires to purchase and shall be delivered in person or mailed to the Company within 30 days of the date of receipt by Holder of the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to and purchase by Holder of that number of Offered Securities as determined by its Pro Rata Fraction, on the terms of the Offer.

     2.4  Closing.  The closing of the sale of Offered Securities to Holder
          -------
pursuant to this Section 2 shall be made at the offices of the Company on such date as may be agreed by Holder and the Company, but no later than the 60th day following the date the Offer is received by Holder. Such sale shall be effected by the Company's delivery to Holder of a certificate(s) issued in the name of Holder evidencing the Offered Securities to be purchased by Holder, duly endorsed for transfer, against payment to the Company of the purchase price by Holder. The exercise or nonexercise by Holder of its first refusal rights pursuant to this Section 2 shall be without prejudice to its first refusal rights under this Section 2 with respect to any future sale of securities.

     2.5  Sales to Proposed Transferee.  The Offered Securities not so purchased
          ----------------------------
may be sold at any time within 120 days after the date the Offer was made. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Securities not sold within the permitted time period shall continue to be subject to the requirements of a prior Offer pursuant to this Section 2.

     2.6  Exception.  The first refusal rights of Holder under this Section 2
          ---------
shall not apply to the issuance of the following securities ("Excluded Securities"): (a) shares of Common Stock, or options exercisable therefor, granted to directors, officers or employees of or consultants to the Company or any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the compensation committee of the Board of Directors of the Company; (b) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the capital stock or assets of any other entity; (c) shares of Common Stock issuable upon the exercise of the warrants or options outstanding as of the date hereof; (d) shares of Common Stock issuable upon conversion of shares of preferred stock, convertible debentures, convertible notes or any other convertible securities issued by the Company ("Convertible Securities") provided that such Convertible Securities were outstanding as of the date hereof, or were issued in compliance with the provision of this Section 2; and (e) securities issued in connection with the provision of senior debt or lease financing to the Company by any bank or other financial institution.

3.   AFFIRMATIVE COVENANTS OF THE COMPANY

     3.1  Inspection Rights.  The Company shall permit during normal business
          -----------------
hours, upon reasonable request and reasonable notice, Holder or any employees, agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, attorneys or independent accountants.

     3.2  Budget Approval.  At least 30 days prior to the commencement of each
          ---------------
fiscal year, the Company shall prepare and submit to, and obtain in respect thereof the approval of the majority of the members of, the Board of Directors of the Company (the "Board"), a business plan and monthly operating budget in detail for each fiscal year, monthly operating expenses and profit and loss projections and cash flow projections and a capital expenditure budget for the fiscal year for the Company and its Subsidiaries.

     3.3  Financings.  The Company shall promptly, fully and in detail, inform
          ----------
all of the members of the Board of any discussions, offers or contracts relating to possible financings of any material nature for the Company or any Subsidiary, whether initiated by the Company, any Subsidiary or any other Person.

     3.4  Meetings of Directors.  The Company shall hold meetings of the Board
          ---------------------
on not less than a quarterly basis.

     3.5  Bylaws; Meetings; Insurance and Indemnification.
          -----------------------------------------------

          (a) The Company shall use its best efforts to at all times cause its Bylaws to provide that (i) any two directors shall have the right to call a meeting of the Board and, (ii) any holder or holders of at least 50% of the outstanding shares of Series A Preferred Stock shall have the right to call a meeting of stockholders.

          (b) The Company shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance covering all Directors whom are members of the Board (and their respective successors) in an amount of at least $5,000,000 or such other amount the Board of Directors shall specify, unless the Board determines that such coverage is not warranted or is not obtainable at a reasonable cost.

          (c) The Company shall cause the Certificate of Incorporation, By-laws and other organizational documents of the Company and each of its Subsidiaries at all times, to the fullest extent permitted by law, to provide for indemnification of, advancement of expenses to, and limitation of the personal liability of its Board against all losses and damages other than such losses and damages which arise directly or indirectly out of gross negligence or willful misconduct, to the fullest extent permitted by law.

          (d) Each of the directors of the Company is an intended third party beneficiary of the obligations of the Company pursuant to this Section 3.5, and the obligations of the Company pursuant to this Section 3.5 shall be enforceable by the directors.

     3.6  Corporate Existence.  The Company shall maintain, and cause each of
          -------------------
the Subsidiaries to maintain, their respective corporate existence, intellectual property rights, other rights, licenses, permits, and franchises in full force and effect to the extent appropriate in accordance with good business practice.

     3.7  Properties; Business; Insurance.  The Company shall maintain, and
          -------------------------------
cause each of the Subsidiaries, to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies of a similar size and financial condition similarly situated within the same industry.

     3.8  Expenses of Directors.  The Company shall promptly reimburse in full
          ---------------------
each director or Representative of the Company (as defined below) who is not an officer or employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board or any committee thereof.

     3.9  Compliance with Laws.  The Company shall comply, and cause each
          --------------------
Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a material adverse effect on its business, assets, operations, prospects or condition, financial or otherwise.

     3.10 Keeping of Records and Books of Account.  The Company shall keep, and
          ---------------------------------------
cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and each Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization taxes, bad debts and other purposes in connection with its business shall be made.

     3.11  Size of Board; Holders of Series A Preferred Stock Right to Elect
           -----------------------------------------------------------------
Directors.  The Company shall take all appropriate actions to (i) fix and
---------
maintain the Board at seven (7) persons within its existing range of seven (7) and thirteen (13) persons; (ii) adopt and approve a Certificate of Designations of the Series A Convertible Preferred Stock which shall provide that the Series A Preferred Stock shall be entitled to elect five (5) directors to the Board of Directors and, so long as shares of Series A Preferred Stock remain outstanding the holders of the Series A Preferred shall elect a majority of the Company's Board of Directors voting separately as a single class.

     In lieu of selecting any one, or all, of the members of the Board to which Holder is entitled pursuant to this Section, Holder may appoint a representative (a "Representative") to attend all meetings of the Board. Holder acknowledges and agrees that the Company's management will have the right to exclude any such Representative from all or portions of meetings of the Board, or omit to provide such Representative with certain information, if the Company's management believes it is necessary in order to preserve the attorney-client privilege, or fulfill the Company's obligations with respect to confidential or proprietary information of third parties, or if such meeting or information involves matters where a director would customarily not participate in a meeting or be provided such information. In addition, Holder acknowledges and agrees that any such Representative will maintain the confidentiality of all information obtained through such Representative's position, except to the extent that (i) such information is already in such Representative's possession, (ii) such information becomes public knowledge other than as a result of such Representative's actions or inactions, (iii) such Representative rightfully obtains such information subsequently from a third party, (iv) such Representative develops such information independently and without use of the information provided by the Company or (v) such information is approved in writing for release by the Company.

     3.12  Reporting Requirements.  The Company shall furnish the following to
           ----------------------
Holder:

           (a)  SEC Reports.  So long as the Company is subject to the reporting
                ------------
requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it will furnish to Holder, at the same time the Company files any document with the Commission, copies of all such documents, including, but not limited to, its reports on Form 10-K, Form 10-Q, Form 8-K or any successor form or forms;

           (b)  Monthly Reports. As soon as available and in any event within 20
                ---------------
days after the end of each month, consolidated balance sheets of the Company and the Subsidiaries as of the end of such month and consolidated statements of income and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, prepared in accordance with GAAP consistently applied (other than notes and year end adjustments);

           (c)  Quarterly Reports:  As soon as available and in any event within
                -----------------
45 days after the end of each calendar quarter, consolidated balance sheets of the Company and the Subsidiaries as of the end of the period and consolidated statements of income and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries for such quarterly period and for the period commencing at the end of the previous fiscal year and ending with the end of such quarterly period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, prepared in accordance with GAAP consistently applied;

           (d)  Annual Reports:  As soon as available and in any event within 90
                --------------
days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and the Subsidiaries, including therein consolidated balance sheets of the Company and the Subsidiaries as of the end of such fiscal year and consolidated statements of income and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by an officer of the Company and an independent public accountant of recognized national standing approved by the Board or a committee of the Board;

           (e)  Accountant's Letters: Within 10 days after receipt, copies of
                --------------------
all accountant's letters, reviews and reports to management; and

           (f)  Budgets and Operating Plan: As soon as available and in any
                --------------------------
event at least 30 days before the beginning of each fiscal year of the Company, a business plan and monthly operating budgets for the forthcoming fiscal year.

     3.13  Termination of Obligations.  The Company's obligations under Article
           --------------------------
3 shall terminate at such time as the Holder holds less than 50% of the Fully Diluted Outstanding Common Stock.

4.   DEFINITIONS AND ACCOUNTING TERMS

     4.1   Certain Defined Terms. As used in this Agreement, the following terms
           ---------------------
shall have the following meanings:

     "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control," when used with respect to any particular Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this Agreement, Holder shall not be deemed an Affiliate of the Company or any Subsidiary.

     "Agreement" shall mean this Investor Rights Agreement, including all amendments, modifications or supplements hereto.

     "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in the State of California are authorized by law or executive order to close

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

     "Common Stock" shall mean (a) the Company's Common Stock, $.02 par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Articles of Incorporation of the Company (or amendment thereto), be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Common Stock Equivalents" shall mean all rights, options, warrants or convertible or exchangeable securities entitling the holders thereof to subscribe for or purchase or otherwise acquire shares of Common Stock, including, but not limited to, shares of the Series A Preferred Stock.

     "Effective" shall mean that all Registration requirements under the Securities Act with respect to a Registration Statement have been satisfied and that the Commission has officially approved the public distribution or circulation of the Registration Statement in connection with a public offering of Registrable Securities.

     "Effective Date" shall mean the date on which a Registration Statement is declared to be Effective by the Commission.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

     "Fully Diluted Outstanding Common Stock" shall mean, at the time of the determination, the number of issued shares of Common Stock actually outstanding (excluding any shares of the Company held by the Company as "treasury stock") at such time together with the number of shares of Common Stock which could be acquired at such time pursuant to all Common Stock Equivalents as if such Common Stock Equivalents have been fully exercised or converted and the full amount of all Common Stock obtained in connection therewith has been obtained.

     "Inspectors" shall have the meaning given such term in Section 1.6(i).

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Nasdaq" shall mean the National Association of Securities Dealers Automated Quotations System.

     "Offer" shall have the meaning assigned to such term in Section 2.1.

     "Offered Securities" shall have the meaning assigned to that term in
Section 2.1.

     "Person" shall mean an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Pro Rata Fraction" shall have the meaning assigned to that term in Section 2.1.

     "Proposed Buyer" shall have the meaning assigned to that term in Section
2.1.

     "Records" shall have the meaning assigned to that term in Section 1.6(i).

     "Registrable Securities" shall mean (a) shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock held by Holder as of the date hereof; (b) shares of Common Stock of the Company issued or issuable upon conversion of the Debentures held by Holder as of the date hereof; (c) shares of Common Stock of the Company issued or issuable upon conversion of the Facility Loan held by Holder as of the date hereof; (d) shares of Common Stock of the Company issued or issuable upon exercise of the Debenture Warrant held by Holder as of the date hereof; and (e) any other shares of Common Stock of the Company issued or issuable as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued
as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that such
                                             --------  -------
securities shall cease to be Registrable Securities if and when (x) a Registration Statement with respect to the disposition of such securities shall have become Effective under the Securities Act and such securities shall have been disposed of pursuant to such Effective Registration Statement, (y) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company, and subsequent disposition of such securities shall not require Registration or qualification of such securities under the Securities Act, or (z) such securities may be resold by Holder in any three-month period pursuant to Rule 144 under the Securities Act.

     "Registration" shall mean the satisfaction by the Company of all applicable requirements under the Securities Act as evidenced by the official approval of the Commission in connection with a public offering by the Company of Registrable Securities.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under Section 1 of this Agreement, including, without limitation, all Commission and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered in a public offering on each securities exchange or national market system on which such securities are to be so listed and, following any such registered offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel retained in connection with each such registration under Section 1 by the holders of a majority of the securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities).

     "Registration Statement" shall mean any disclosure document that the Company is required to file under the Securities Act in connection with a public offering of Registrable Securities.

     "Related Party" shall mean, other than Holder or any of its Affiliates, any officer, director or beneficial holder of shares of capital stock of the Company, the Company or any Subsidiary, any spouse, former spouse, child, Company, Company of a spouse, sibling or grandchild of any such officer, director or beneficial holder of the Company, the Company or any Subsidiary, and any Affiliate or Associate of any of the foregoing persons.

     "Securities" shall mean collectively the shares of Series A Preferred Stock, the Debentures, the Facility Loan and the Warrant held by Holder and the shares of Series A Preferred Stock and Common Stock issuable in respect thereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time or any other federal act, rule or regulation requiring Registration with any federal agency in connection with a public offering of Registrable Securities.

     "Sell" as to any Stock, shall mean to sell, or in any other way directly or indirectly transfer (including by operation of law, by merger or consolidation, or sale of securities of a holding company), assign, distribute or otherwise dispose of, such Stock in a bona fide transaction for value; and the terms "Sale" and "Sold" shall have meanings correlative to the foregoing.

     "Stock" means (i) any shares of Common Stock and (ii) any Common Stock Equivalents (including, without limitation, the Common Stock issuable upon conversion, exercise or exchange thereof), in each case, whether owned on the date hereof or acquired hereafter.

     "Stockholder" means Holder.

     "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

5.   MISCELLANEOUS

     5.1  No Waiver; Cumulative Remedies.  No failure or delay on the part of
          ------------------------------
any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5.2  Amendments, Waivers and Consents.  Any provision in this Agreement to
          --------------------------------
the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, only with the written consent of the Company and Holder. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.3  Addresses for Notices.  Any notice, demand, request, waiver or other
          ---------------------
communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

To Holder:          Ward North America Holding, Inc.
                    610 West Ash Street, Suite 1500
                    San Diego, California 92101
                    Attention:  Jeffrey S. Ward, President

With a copy to:     Stradling Yocca Carlson & Rauth
                    660 Newport Center Drive, Suite 1600
                    Newport Beach, California 92660-6441
                    Attention:  Bruce Feuchter, Esq.

To the Company:     Anchor Pacific Underwriters, Inc.
                    1800 Sutter Street, Suite 400
                    Concord, California 94520
                    Attention:  James R. Dunathan, President and Chief Executive
                    Officer

With a copy to:     Sheppard, Mullin, Richter & Hampton
                    Four Embarcadero Center, Suite 1700
                    San Francisco, California 94111
                    Attention: A. John Murphy, Esq.

     5.4  Binding Effect; Assignment.  This Agreement shall be binding upon and
          --------------------------
inure to the benefit of each of the Company and Holder and their respective successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein.

     5.5  Severability.  The provisions of this Agreement are severable and, in
          ------------
the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     5.6  Confidentiality.  Holder agrees that it will keep confidential and
          ---------------
will not disclose or divulge any confidential, proprietary or secret information which Holder may obtain from the Company ("Confidential Information"); provided, however, that Holder may disclose such Confidential Information (a) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective holder of any Securities from Holder as long as such prospective holder agrees in writing to be bound by the provisions of this Section, (c) to any entity controlling, controlled by or under common control with such Holder so long as such person agrees in writing to be bound by the provisions of this Section, or (d) as required by applicable law.

     For purposes of this Section, Confidential Information shall not include
(i) information already in Holder's possession, (ii) information which becomes public knowledge other than as a result of Holder's actions or inactions, (iii) information which is subsequently rightfully obtained by Holder from a third party, (iv) information Holder develops independently and without use of the information provided by the Company or (v) information which is approved in writing for release by the Company.

     5.7   Governing Law.  This Agreement shall be governed by and construed
           -------------
under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

     5.8   Attorneys' Fees.  In the event that any party to this Agreement
           ---------------
institutes any legal proceeding to enforce any of the provisions of this Agreement, then the prevailing party in such proceeding shall be entitled to collect and receive its reasonable attorneys' fees and costs, through and including all appeals, and the other party shall pay for same.

     5.9   Arbitration; Venue and Jurisdiction.  The parties hereto agree that
           -----------------------------------
any dispute arising out of or relating to this Agreement or the breach, termination or the validity hereof, shall be settled by binding arbitration in accordance with the rules of the American Arbitration Association ("AAA") by a neutral arbitrator who shall be a former superior court or appellate court judge or justice with experience in resolving business disputes. The arbitration shall be governed by the California Code of Civil Procedure Section 1280 et seq. and the parties intend this procedure to be specifically enforceable in accordance with such provisions. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The parties agree that the judgment or decision of the arbitrator shall be final and binding. The parties agree that the venue for the arbitration shall be in the County of San Diego, California. The arbitrator shall be required to follow the applicable law as set forth in the governing law section of this Agreement. The arbitrator shall award reasonable attorneys' fees and costs of arbitration to the prevailing party in such arbitration. The parties hereto consent to the personal jurisdiction of any court in the County of San Diego, California for the enforcement of this agreement to arbitrate and any award granted pursuant to said arbitration or settlement of any dispute related hereto.

     5.10  Headings.  Section and subsection headings in this Agreement are
           --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.11  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     5.12  Further Assurances.  From and after the date of this Agreement, upon
           ------------------
the request of Holder or the Company, each of the Company and Holder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     5.13  Specific Enforcement.  The parties hereto acknowledge and agree that
           --------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     5.14  Entire Agreement.  This Agreement constitutes the full and complete
           ----------------
agreement and understanding among the parties hereto regarding the subject matter hereof, and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                              WARD NORTH AMERICA HOLDING, INC.


                              By: /s/ Jeffrey S. Ward
                                  ----------------------------------------
                                  Jeffrey S. Ward, President and Chief
                                  Executive Officer


                              ANCHOR PACIFIC UNDERWRITERS, INC.


                              By: /s/ James R. Dunathan
                                  ----------------------------------------
                                  James R. Dunathan, President and Chief
                                  Executive Officer